UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Portola Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35935	20-0216859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Grand Avenue South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 246-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PTLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Portola Pharmaceuticals, Inc. (the “Company”) 2019 annual meeting of stockholders held on June 13, 2019, the stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2019 annual meeting, filed with the Securities and Exchange Commission on April 22, 2019 (the “Proxy Statement”). The results of the matters voted upon at the meeting were:

a)

Each of the Class III nominees of the Company’s Board of Directors were elected to hold office until the Company’s 2022 annual meeting of stockholders. The Class III nominees were: Laura Brege; 36,011,246 shares of Common Stock voted for, 9,880,751 withheld, and 14,901,449 broker non-votes; Scott Garland; 44,957,485 shares of Common Stock voted for, 934,638 withheld, and 14,901,449 broker non-votes; and Hollings Renton; 41,119,898 shares of Common Stock voted for, 4,772,225 withheld, and 14,901,449 broker non-votes. The terms of office of Class II directors Dennis Fenton and David Stump, M.D. continue until the Company’s 2021 annual meeting of stockholders. The terms of office of Class I directors Jeffrey Bird, M.D., Ph.D, H. Ward Wolff and John Johnson continue until the Company’s 2020 annual meeting of stockholders.

b)

The stockholders approved, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement: 44,603,756 shares of Common Stock voted for, 1,029,187 against, 259,180 abstaining, and 14,901,449 broker non-votes.

c)

The stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019: 60,074,023 shares of Common Stock voted for, 560,936 against, 158,612 abstaining, and 0 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Pharmaceuticals, Inc.

Dated: June 14, 2019

	By:	/s/ Mike Ouimette
Mike Ouimette
Executive Director, Corporate Counsel and Assistant Corporate Secretary